SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 30, 2002

Date of report (Date of Earliest Event Reported)

PRECISION AUTO CARE, INC.
(Exact name of Registrant as specified in Its Charter)

VIRGINIA	0-29478	54-1847851

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

748 Miller Drive, S.E., Leesburg, Virginia 20175

(Address of principal executive offices and zip code)

(703) 777-9095

Registrant’s telephone number, including area code

ITEM 5.    OTHER EVENTS.

Issuance of Press Release Regarding Exchange of Debt into Equity Consideration.

On October 31, 2002, Precision Auto Care, Inc. issued a press release announcing the exchange of its outstanding Senior and Subordinate Debentures for certain equity consideration.

A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1	Press release dated October 31, 2002, announcing the exchange of its debt for certain equity consideration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION AUTO CARE, INC.

Date: October 31, 2002	By: /s/ ROBERT R. FALCONI
Name: Robert R. Falconi
Title: Executive Vice President and Chief
Operating Officer

LIST OF EXHIBITS

99.1	Press release dated October 31, 2002, announcing the exchange of its debt for certain equity consideration.